Exhibit 99.1

Riverbed Technology Reports 45% Year-Over-Year Revenue

Growth for First Fiscal Quarter 2011

•	Product revenue increases 50% year-over-year

•	Operating profit increases more than 100% year-over-year

•	Cash and investments exceed $564 million

Riverbed Technology (NASDAQ: RVBD), the IT performance company, today reported financial results for its first quarter ended March 31, 2011 (Q1’11). Revenue for Q1’11 was $163.6 million, up 45% compared to the first quarter of fiscal year 2010 (Q1’10).

Reporting on a GAAP basis, net income for Q1’11 was $13.0 million, or $0.08 per diluted share. This compares to GAAP net income of $1.1 million, or $0.01 per share, in Q1’10. Non-GAAP net income for Q1’11 was $33.9 million, or $0.20 per diluted share, as compared to non-GAAP net income for Q1’10 of $14.8 million, or $0.10 per share.

“We are pleased with the strong results we generated in the first quarter,” said Jerry M. Kennelly, Riverbed® president and CEO. “We demonstrated solid execution. Top-line expansion was fueled by 50% year-over-year product revenue growth, and our operating profit more than doubled over the prior year period. Riverbed’s technology allows enterprises to successfully implement strategic initiatives such as virtualization, consolidation, cloud computing, and disaster recovery without compromising performance. These trends continue to drive our growth.”

Q1’11 Financial Highlights

•	Total revenue increased 45% year-over-year to $163.6 million

•	Product revenue increased 50% year-over-year to $112.2 million

•	Service revenue increased 36% year-over-year to $51.4 million

•	Non-GAAP gross margin increased to 78.4% from 77.1% in Q1’10

•	Record non-GAAP operating profit of $47.9 million, increased 105% year-over-year

•	Record non-GAAP operating margin of 29.3%, compared to 20.8% in Q1’10

•	Record non-GAAP net income of $33.9 million, increased 129% year-over-year

•	Cash and investments increased 46% year-over-year to $564.4 million

•	Total assets increased 48% year-over-year to $832.0 million

Q1’11 Business Highlights

•

Identified as the WAN optimization controller Advanced Platform worldwide market share leader for Q4’10 and calendar year 2010 based on revenue in the Gartner report, “Market Share: Application Acceleration Equipment, Worldwide, 4Q’10 and 2010” published by J. Skorupa, N. Pham on March 3, 2011

•	Awarded IDG’s InfoWorld 2011 Technology of the Year Award in the Best WAN Accelerator category for the sixth consecutive time

•

Launched Riverbed Optimization System (RiOS®) 6.5, including a new classification and QoS (Hierarchical Fair Service Curve - HFSC) engine, full-spectrum optimizations for Microsoft Outlook Anywhere as well as native support for SMB v2. Riverbed Steelhead® appliances can now optimize SSL connections that use client-side certificates and can be managed via IPv6. For satellite networks the Riverbed Steelhead® appliance has integration with LTTS, and TCP Westwood as well as SCPS on RSP.

•	Introduced Cascade® 9.0, providing customers with fine-grained classification of traffic, including advanced Layer-7 awareness and a single business-level performance view of applications and services

•	Received EMC(R) E-Lab(TM) qualification for EMC RecoverPoint, the leading solution for intelligent network-based data protection and disaster recovery, for the Steelhead appliance.

Conference Call

Riverbed will host a conference call today, April 19, 2011, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its first quarter 2011 results and outlook for the second quarter of 2011. The call will be broadcast live over the Internet at www.riverbed.com/investors. A replay of the conference call will also be available via webcast for 12 months.

Use of Non-GAAP Financial Information

To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP operating profit, non-GAAP operating margin, non-GAAP net income, non-GAAP gross margin and non-GAAP operating margin, that we believe are helpful in understanding our past financial performance and future results. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “GAAP to Non-GAAP Reconciliations.” Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. Our non-GAAP financial measures include adjustments based on the following items, as well as the related income tax effects, adjustments related to our tax valuation allowance and the interim tax cost of the one-time transfer of intellectual property rights between Riverbed legal entities:

Stock-based compensation expenses: We have excluded the effect of stock-based compensation and related payroll tax expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP net income. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.

Acquisition related and other expenses: We incur significant expenses in connection with our acquisitions and also incurred certain other operating expenses, which we would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of transaction costs, costs for transitional employees, other acquired employee related costs, integration related professional services, and adjustments to the fair value of the acquisition related contingent consideration. We believe it is useful for investors to understand the effects of these items on our total operating expenses.

Forward-Looking Statements

This press release contains forward-looking statements, including statements relating to expected future growth. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed’s business are set forth in our Form 10-K filed with the SEC for the period ended December 31, 2010. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

About Riverbed

Riverbed delivers performance for the globally connected enterprise. With Riverbed, enterprises can successfully and intelligently implement strategic initiatives such as virtualization, consolidation, cloud computing, and disaster recovery without fear of compromising performance. By giving enterprises the platform they need to understand, optimize and consolidate their IT, Riverbed helps enterprises to build a fast, fluid and dynamic IT architecture that aligns with the business needs of the organization.

Riverbed and any Riverbed product or service name or logo used herein are trademarks of Riverbed Technology, Inc. All other trademarks used herein belong to their respective owners.

INVESTOR RELATIONS CONTACT

Renee Lyall

Riverbed Technology

415-247-6353

renee.lyall@riverbed.com

MEDIA CONTACT

Jin Woo

Riverbed Technology

415-344-6465

jin.woo@riverbed.com

###

Riverbed Technology, Inc.

GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended March 31,
	2011	2010
Revenue:
Product	$112,152	$74,737
Support and services	51,411	37,686

Total revenue	163,563	112,423

Cost of revenue:
Cost of product	23,735	16,632
Cost of support and services	15,220	11,234

Total cost of revenue	38,955	27,866

Gross profit	124,608	84,557

Operating expenses:
Sales and marketing	61,084	50,068
Research and development	28,309	18,885
General and administrative	13,683	10,746
Acquisition-related costs	—	2,725

Total operating expenses	103,076	82,424

Operating profit	21,532	2,133

Other income, net	498	115

Income before provision for income taxes	22,030	2,248
Provision for income taxes	8,985	1,165

Net income	$13,045	$1,083

Net income per share, basic	$0.09	$0.01
Net income per share, diluted	$0.08	$0.01

Shares used in computing basic net income per share	152,034	141,138
Shares used in computing diluted net income per share	166,460	149,752

Riverbed Technology, Inc.

Condensed Consolidated Balance Sheets

In thousands

Unaudited

	March 31,	December 31,
	2011	2010

ASSETS
Current assets:
Cash and cash equivalents	$196,948	$165,726
Short-term investments	274,935	259,245
Trade receivables, net	61,227	50,726
Inventory	15,527	15,180
Deferred tax assets	22,817	20,832
Prepaid expenses and other current assets	27,704	30,958

Total current assets	599,158	542,667

Long-term investments	92,508	76,169
Fixed assets, net	22,466	21,522
Goodwill	25,078	25,653
Intangible assets, net	28,665	30,789
Deferred tax assets, non-current	38,842	35,775
Other assets	25,249	3,506

Total assets	$831,966	$736,081

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$26,961	$27,015
Accrued compensation and related benefits	29,243	32,915
Other accrued liabilities	16,902	18,813
Deferred revenue	103,237	89,026

Total current liabilities	176,343	167,769

Deferred revenue, non-current	28,898	26,511
Other long-term liabilities	12,026	4,381

Total long-term liabilities	40,924	30,892

Stockholders’ equity:
Common stock	582,010	518,052
Retained earnings	32,354	19,309
Accumulated other comprehensive gain	335	59

Total stockholders’ equity	614,699	537,420

Total liabilities and stockholders’ equity	$831,966	$736,081

Riverbed Technology, Inc.

Condensed Consolidated Statements of Cash Flows

In thousands

Unaudited

	Three months ended March 31,
	2011	2010
Operating activities:
Net income	$13,045	$1,083
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,760	3,068
Stock-based compensation	21,941	15,450
Deferred taxes	(5,017)	(4,170)
Excess tax benefit from employee stock plans	(21,220)	(1,486)
Changes in operating assets and liabilities:
Trade receivables	(10,501)	5,448
Inventory	(347)	3,038
Prepaid expenses and other assets	(18,490)	(237)
Accounts payable	(296)	1,487
Accruals and other liabilities	2,637	4,990
Acquisition-related contingent consideration	—	4,156
Income taxes payable	21,679	2,992
Deferred revenue	16,599	14,608

Net cash provided by operating activities	24,790	50,427

Investing activities:
Capital expenditures	(3,338)	(2,549)
Purchase of available for sale securities	(168,242)	(116,075)
Proceeds from maturities of available for sale securities	112,956	52,468
Proceeds from sales of available for sale securities	23,205	—

Net cash used in investing activities	(35,419)	(66,156)

Financing activities:
Proceeds from issuance of common stock under employee stock plans, net of repurchases	20,338	12,533
Excess tax benefit from employee stock plans	21,220	1,486

Net cash provided by financing activities	41,558	14,019
Effect of exchange rate changes on cash and cash equivalents	293	(199)

Net change in cash and cash equivalents	31,222	(1,909)
Cash and cash equivalents at beginning of period	165,726	67,749

Cash and cash equivalents at end of period	$196,948	$65,840

Riverbed Technology, Inc.

Supplemental Financial Information

In thousands

Unaudited

	Three months ended
	March 31,	December 31,	March 31,
	2011	2010	2010
Revenue by Geography

United States	$90,339	$91,661	$58,311
Europe, Middle East and Africa	39,049	42,987	31,413
Rest of the world	34,175	30,785	22,699

Total revenue	$163,563	$165,433	$112,423

As a percentage of total revenues:
United States	55%	55%	52%
Europe, Middle East and Africa	24%	26%	28%
Rest of the world	21%	19%	20%

Total revenue	100%	100%	100%

Revenue by Sales Channel

Direct	$8,798	$7,526	$9,296
Indirect	154,765	157,907	103,127

Total revenue	$163,563	$165,433	$112,423

As a percentage of total revenues:
Direct	5%	5%	8%
Indirect	95%	95%	92%

Total revenue	100%	100%	100%

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended
GAAP to Non-GAAP Reconciliations:	March 31,	December 31,	March 31,
	2011	2010	2010
Reconciliation of Gross Profit:
U.S. GAAP as reported	$124,608	$126,294	$84,557
Adjustments:
Stock-based compensation (1)	1,741	1,732	1,383
Payroll tax on stock-based compensation (2)	239	162	26
Amortization on intangibles (3)	1,560	1,287	740
Inventory fair value adjustment (4)	114	376	—

As Adjusted	$128,262	$129,851	$86,706

Reconciliation of Gross Margin:
U.S. GAAP as reported	76.2%	76.3%	75.2%
Adjustments:
Stock-based compensation (1)	1.0%	1.1%	1.2%
Payroll tax on stock-based compensation (2)	0.1%	0.1%	0.0%
Amortization on intangibles (3)	1.0%	0.8%	0.7%
Inventory fair value adjustment (4)	0.1%	0.2%	0.0%

As Adjusted	78.4%	78.5%	77.1%

Reconciliation of Operating Profit:
U.S. GAAP as reported	$21,532	$20,593	$2,133
Adjustments:
Stock-based compensation (1)	21,941	20,305	15,450
Payroll tax on stock-based compensation (2)	2,159	1,634	424
Amortization on intangibles (3)	2,123	1,815	1,195
Acquisition-related costs (credits) (5)	—	1,104	4,156
Inventory fair value adjustment (4)	114	376	—

As Adjusted	$47,869	$45,827	$23,358

Reconciliation of Operating Margin:
U.S. GAAP as reported	13.2%	12.4%	1.9%
Adjustments:
Stock-based compensation (1)	13.4%	12.3%	13.7%
Payroll tax on stock-based compensation (2)	1.3%	1.0%	0.4%
Amortization on intangibles (3)	1.3%	1.1%	1.1%
Acquisition-related costs (credits) (5)	0.0%	0.7%	3.7%
Inventory fair value adjustment (4)	0.1%	0.2%	0.0%

As Adjusted	29.3%	27.7%	20.8%

Reconciliation of Net Income:
U.S. GAAP as reported	$13,045	$12,611	$1,083
Adjustments:
Stock-based compensation (1)	21,941	20,305	15,450
Payroll tax on stock-based compensation (2)	2,159	1,634	424
Amortization on intangibles (3)	2,123	1,815	1,195
Acquisition-related costs (credits) (5)	—	1,104	4,156
Inventory fair value adjustment (4)	114	376	—
Income tax adjustments (6)	(5,496)	(6,114)	(7,504)

As Adjusted	$33,886	$31,731	$14,804

	Three months ended
GAAP to Non-GAAP Reconciliations:	March 31,	December 31,	March 31,
	2011	2010	2010
Reconciliation of Net Income per share, diluted:
U.S. GAAP as reported	$0.08	$0.08	$0.01
Adjustments:
Stock-based compensation (1)	0.13	0.12	0.10
Payroll tax on stock-based compensation (2)	0.01	0.01	—
Amortization on intangibles (3)	0.01	0.01	0.01
Acquisition-related costs (credits) (5)	—	0.01	0.03
Income tax adjustments (6)	(0.03)	(0.04)	(0.05)

As Adjusted	$0.20	$0.19	$0.10

Non-GAAP Net income per share, basic	$0.22	$0.21	$0.10
Non-GAAP Net income per share, diluted	$0.20	$0.19	$0.10

Shares used in computing basic net income per share (7)	152,034	149,058	141,138
Shares used in computing diluted net income per share (7)	166,460	163,359	149,752

Non-GAAP adjustments:
Cost of product	$1,942	$1,838	$865
Cost of support and services	1,712	1,719	1,284
Sales and marketing	10,123	9,287	7,789
Research and development	7,306	6,846	4,750
General and administrative	5,254	4,926	3,812
Other acquisition costs (credits)	—	618	2,725
Provision for income taxes	(5,496)	(6,114)	(7,504)

Total Non-GAAP Adjustments	$20,841	$19,120	$13,721

(1)	Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation effective January 1, 2006.
(2)	Payroll tax on stock-based compensation represents the incremental cost for employer payroll taxes on stock option exercises and restricted stock units vested and released.
(3)	The intangible assets recorded at fair value as a result of our acquisitions are amortized over the estimated useful life of the respective asset.
(4)	The inventory fair value adjustment recorded pursuant to our acquisition is excluded from our non-GAAP operating expenses as this cost would not have otherwise occurred in the period presented.
(5)	We incurred expenses, such as revaluation of the contingent consideration, in connection with our acquisitions, which would not have otherwise occurred in the period presented as part of our operating expenses; therefore, these costs or credits are excluded from our non-GAAP operating expenses.
(6)	The non-GAAP tax rate excludes the income tax effects of non-GAAP adjustments. Additionally, the non-GAAP tax rate includes adjustments to our tax valuation allowance on deferred tax assets and excludes the interim tax cost of the one-time transfer of intellectual property rights between our legal entities.
(7)	Shares used in computing basic and diluted net income per share is reflective of the stock split for all periods presented.